UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 24, 2011
CRESTWOOD MIDSTREAM PARTNERS LP
(Exact name of registrant as specified in charter)

Delaware (State of Incorporation or Organization)	001-33631 (Commission File Number)	56-2639586 (IRS Employer Identification No.)
717 Texas Avenue, Suite 3150
Houston, TX 77002
(Address of principal executive offices) (Zip Code)
(832) 519-2200
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the o Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the o Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.
     On May 24, 2011, Crestwood Midstream Partners LP (the “Partnership”) issued a press release announcing that Robert G. Phillips, Chairman, President and Chief Executive Officer of the Partnership’s general partner, will present at the National Association of Publicly Traded Partnership’s 2011 Master Limited Partnership Investor Conference in Greenwich, Connecticut, on Thursday, May 26, 2011, at approximately 1:45 p.m. Eastern Time. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
     The presentation will be accessible on the Partnership’s website in the Investor Relations section along with the related presentation materials (www.crestwoodlp.com).
     The information in this Item 7.01, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this current report shall not be incorporated by reference into any registration or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release issued by Crestwood Midstream Partners LP dated May 24, 2011

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESTWOOD MIDSTREAM PARTNERS LP
	By:	Crestwood Gas Services GP LLC
its general partner

Date: May 26, 2011	By:	/s/ William G. Manias
William G. Manias
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit
99.1	Press Release issued by Crestwood Midstream Partners LP dated May 24, 2011